SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) : September 6, 2002


                           IDS LIFE INSURANCE COMPANY
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             (Exact name of registrant as specified in its charter)


           MINNESOTA                      33-28976               41-0823832
--------------------------------      ---------------         ------------------
(State or other jurisdiction of   (Commission file Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

AXP FINANCIAL CENTER, MINNEAPOLIS, MINNESOTA                       55474
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 (Address of principal executive offices)                        (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131
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             (Former name or address, if changed since last report)

Item 5.

Other Information

Moody's Investor Service has changed its outlook on the Aa3 insurance financial strength rating of IDS Life Insurance Company to negative from stable. The rating outlook for two of IDS Life Insurance Company's subsidiaries, IDS Life of New York (Aa3) and American Enterprise Life Insurance Company (Aa3) was changed to negative from stable.

Attached hereto is EXHIBIT 99.1 which is a press release issued by Moody's Investors Service issued September 6, 2002 relating to change of outlook for IDS Life and its subsidiaries ratings (Aa3 for Insurance Financial Strength) to negative from stable.

(c) Exhibits

Exhibits 99.1  Press Release dated September 6, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                                  IDS LIFE INSURANCE COMPANY



BY                                      /s/ Philip C. Wentzel
                                            -----------------------------------
NAME AND TITLE                              Philip C. Wentzel
                                            Vice President and Controller

DATE                                        September 9, 2002